

# Addressing the Need in Liver Disease (NAFLD-NASH) Diagnosis

## INVESTOR PRESENTATION

JUNE 2020

ENDRA LIFE SCIENCES

NASDAQ: NDRA

# Safe Harbor

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

# ENDRA Snapshot

## GOAL: VISUALIZE HUMAN TISSUE LIKE MRI... AT 50X LOWER COST[1] & POINT OF PATIENT CARE

Plug-and-play imaging platform with $18 billion opportunity to expand utility of 365,000[2] ultrasound systems,

Multiple potential clinical applications and revenue streams

1st clinical application: Liver disease (NAFLD-NASH) affecting 1 billion[3] people

Regulatory approval secured in Europe and in-process in U.S.

.Commercialization expected in 2020

~20 employees

Based in Ann Arbor, Michigan, USA

Capital efficient operating model

No debt

Leadership, advisors, & partners from GE Healthcare, UPMC, Stanford, Tufts

70 IP assets[4]

# Focused on a Large and Rapidly Growing Market: NAFLD-NASH

## TOTAL ANNUAL DIRECT MEDICAL COSTS IN U.S. FOR NAFLD: ~$103B[1]

### Burden of Liver Disease

**1+ billion people have NAFLD-NASH.**[2] Linked to obesity, diabetes, genetics, metabolic syndrome

**Non-Alcoholic Fatty Liver Disease (NAFLD)**: Build-up of fat in the liver

**Non-Alcoholic Steatohepatitis (NASH)**: NAFLD + inflammation

NAFLD-NASH can progress to liver fibrosis, cirrhosis and cancer

### Diagnostic Gap

**Current clinical tools not practical** for screening & monitoring of NAFLD-NASH patients:

**MRI**: $2.5M, limited global access, slow, not point-of-care

**Liver biopsy**: Invasive, painful, $1.5K per procedure

### 1st Therapies Near

First **targeted therapies** for NAFLD-NASH increases clinical need to identify & monitor patients

~50[3] compounds in development. 30+ in Phase II–III[3]

Many compounds target fat metabolism[3]

~4 expected to be commercially available in 2020-2021[3]

1, 2, 3 Sources & Assumptions page 15

# Measuring Liver Fat in NAFLD-NASH Patients

## CURRENTLY NO PRACTICAL, RIGOROUS TOOL FOR STAGING THE DISEASE



HIGH
DIAGNOSTIC VALUE
LOW
MRI
Liver Biopsy
ENDRA
ENDRA's Goal:
An accessible, safe, high--value liver fat fat measurement tool
Ultra-sound
Blood Test
BMI
Medical History
LOW
ACCESS / AFFORDABILITY
HIGH

# Total Addressable Market for NAFLD-NASH Fat Measurement Tool

## $1 BILLION OPPORTUNITY … WITH UPSIDE

**Estimated 2019 Number of Facilities[1] Performing Abdominal-Liver Ultrasound Scans**



EU
5,500[2]
USA
9,000[1]
ASIA
5,500[2]

| | |
|---|---|
| Global **facilities** (primarily radiology) currently doing abdominal-liver ultrasound scans, who could potentially buy 1 unit of ENDRA's liver technology | 20,000 |
| Target average selling **price** per unit of ENDRA's liver technology | x $50K |
| **Base Addressable Market =** | **$1 billion** |

**Additional Opportunities**

- Non-radiology facilities focused on liver & metabolism: gastro-hepatology, endocrinology, primary care
- Other global markets: Latin America, Middle East
- >1 ENDRA liver unit sale per facility (E.g. hospital)
- ENDRA licensing, disposables, service

1, 2 Sources & Assumptions page 15

# Solution: Thermo Acoustic Enhanced UltraSound (TAEUS®)

## RF SIGNALS QUANTITATE LIVER FAT FRACTION


Traditional ultrasound
ENDRA TAEUS System

- ✓ Secured ISO 13485 Certification
- ✓ Completed first human feasibility study (N=19)
  - **Sensitivity** 0.88 **Specificity** 0.82 **AUROC** 0.91 @ MRI-PDFF 6% steatosis
- ✓ Obtained CE Mark: European regulatory approval
- ✓ Protected by 70 IP assets

Liver Fat Assessment Procedure

- Locate liver with any traditional B-mode ultrasound
- Apply TAEUS: RF pulses create sonic waves that differentiate fat vs. lean
- TAEUS scan takes 1.5 seconds. Multiple scans can be repeated across liver

# TAEUS™ Platform Evolution[1]

## MULTIPLE POTENTIAL CLINICAL APPLICATIONS & REVENUE STREAMS TO SCALE BUSINESS

**HARDWARE**
TAEUS accessory increasing utility of existing ultrasound systems

**SOFTWARE**
TAEUS SW applications added to TAEUS accessory or Licensing partners

**DISPOSABLES**
E.g., Applicator pads to enhance TAEUS performance

**LICENSING**
Build-in TAEUS as feature of new OEM systems (E.g., ultrasound systems)

TAEUS **VASCULAR FLOW** Visualize blocked or malformed vessels

TAEUS **TISSUE PERFUSION** Visualize micro-vascular flows associated with diseased or damaged tissue

TAEUS **TISSUE TEMPERATURE** Guide energy-based surgical procedures for cancer, cardiology, pain

TAEUS **TISSUE COMPOSITION** Quantify liver fat for NAFLD-NASH diagnosis and monitoring

$18B[2]

CUMULATIVE ADDRESSABLE MARKET

$1B[3]

TIME

Illustrative

1, 2, 3 Sources & Assumptions page 15

# ENDRA 2020 Milestones: Liver Application

## SECURE REGULATORY APPROVALS AND INSTALL FIRST COMMERCIAL SYSTEMS

| 1H '20 | 2H '20 |
| --- | --- |
| ✓ Obtain CE Mark certification | Announce additional EU & US evaluation sites |
| ✓ Add hepatology influencer to ENDRA clinical advisory board: Dr. Malik @ Tufts | Execute controlled launch in EU with early adopters & small ENDRA commercial team |
| ✓ Achieve 70 IP assets[1] in portfolio | Receive 510(k) clearance |
| Submit 510(k) application | Execute controlled launch in U.S. with early adopters & small ENDRA commercial team |

1, 2. Sources & Assumptions page 15

# ENDRA Partners

## SUPPORTING TECHNICAL, CLINICAL & COMMERCIAL DEVELOPMENT OF TAEUS

GE Healthcare

**Strategic partnership**

- Supports product development and introductions to GE ultrasound customers
- GE has option to for 1 year sales exclusivity on TAEUS liver application, and other rights

UPMC University of Pittsburgh Medical Center

Rocky Vista University

**Clinical evaluation agreements**

- Help grow ENDRA's base of clinical evidence
- Opportunity to leverage as reference sites to support commercialization after regulatory approval

Western University · Canada
Ladak Laboratory

**Artificial Intelligence collaboration**

- Support advanced TAEUS computational models
- Automate operator-dependent tasks

# Commercialization: Targeting High Value Clinical Segments

## BUILDING AWARENESS, RELATIONSHIPS & BASE OF CLINICAL EVIDENCE

| ENDRA APPROACH | | IMAGING EXPERTS<br>Radiology | LIVER EXPERTS<br>Gastro-Hepatology | METABOLISM & LIFESTYLE EXPERTS |
| --- | --- | --- | --- | --- |
| **CLINICAL AWARENESS & RELATIONSHIPS** | since '18<br>Social media, online | ~100,000 global practitioners[1]<br>Perform 80% of current 70M[2] liver & abdominal ultrasound scans | ~ 45,000 global practitioners[1]<br>High interest in diagnosing & treating liver disease | Endocrinology<br>Internal & Primary medicine<br>~ 300,000 global practitioners[1]<br>Front line of NAFLD-NASH |
| **CLINICAL DATA FOR COMMERCIALIZATION** | ENDRA influencer sites in key geographies (E.g., UPMC) | | | |
| **COST-EFFECTIVE CHANNELS** | Small ENDRA sales team working w/ GE team | | | |

1, 2 Sources & Assumptions page 16

# Leadership

## MANAGEMENT



**Francois Michelon**
Chairman & CEO

$20^{+}$ years in med-tech

GE Healthcare, Smith & Nephew, Biomet



**Michael Thornton**
CTO

$15^{+}$ years med-tech

Founder, Enhanced Vision Systems (sold to GE)



**Renaud Maloberti**
CCO

$20^{+}$ years in med-tech, 12 years in ultrasound

FujiFilm, BK Medical, GE Healthcare



**Amy Sitzler**
VP Engineering

20 years in engineering & quality at GE Healthcare



**David Wells**
CFO

30 years in finance and operations

IBM, Bank of America

## INDEPENDENT DIRECTORS

**Sam Gambhir, MD, PhD**

Chair of Radiology, Stanford University

**Michael Harsh**

Chief Technology Officer (Ret.), GE Healthcare

**Anthony DiGiandomenico**

Co-founder, MDB Capital

**Alex Tokman**

10 years GE Healthcare

**Lou Basenese**

Equity research and advisory

## SCIENTIFC ADVISORS

**Jing Gao, MD**
Weill Cornell Medicine
Rocky Vista University

**Jon Rubin MD, PhD**
Univ. of Michigan (Ret)

**Raza Malik MD, PhD**
Tufts Medical Center

# ENDRA Investment Highlights

- Targeting clear unmet need in liver disease (NAFLD-NASH), affecting 1B+ people
- Large addressable market with no current practical tools; only expensive MRI or invasive liver biopsy
- Advent of first targeted NAFLD-NASH therapies increases clinical need to identify patients
- Strong technology position with 70 IP assets
- Valuable partnerships including GE and UPMC
- CE Mark granted, commercialization strategy defined, and implementation underway. First revenue expected for H2 2020.

## KEY STATISTICS (as of May 14, 2020)

| | |
|---|---|
| Cash Balance (March 31, 2020) | $3.1M |
| Common Stock Price (NASDAQ: NDRA) | $0.72 |
| Common Shares Outstanding | 14.5M |
| Fully Diluted Shares Outstanding | 32.5M |
| Market Capitalization | $10.4M |
| Management / Director Ownership | 11.8% |

# CONTACT US

ENDRA LIFE SCIENCES
David Wells
Chief Financial Officer
(734) 997-0464
Investors@endrainc.com

# Sources & Assumptions

## PAGE 3

1 $50K ENDRA device estimated price compared to $2.5M MRI price
2 2020 addressable systems comprised of cart-based, non-prenatal ultrasounds, a subset of estimated 1M installed global systems, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4.5% CAGR. Estimated market size assumes a $50,000 unit price.
3 Hepatology. The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
4 IP Asset: filed, issued and licensed patents and pending patent applications

## PAGE 4

1 Hepatology. The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
2 The LANCET. Vincent Wai-Sun Wong. November 2015
3 ENDRA estimate based on information from clinicaltrials.gov

Note: Company logos listed for purpose of illustrating broad but non-exhaustive interest in liver disease. Does not reflect a relationship with ENDRA

## PAGE 6

1 Based on 2017 U.S Medicare Provider Utilization and Payment Data: Physician and Other Supplier public use files from CMS (sites performing CPT 76705 procedures). 2017 facilities grossed up 3% CAGR to estimate 2019 facilities. Facilities range from large hospitals to individual practices.
2 ENDRA estimate of non-US facilities performing abdominal-liver ultrasound scans, derived from US facilities and installed base of ultrasound systems in global use.

## PAGE 8

1 Prospective applications of TAEUS imaging include differentiating lean and fatty tissue, mapping changes in tissue temperature during thermal therapies, reading vascular flow and imaging tissue perfusion. Output types may vary among applications. The output from the TAEUS device for use in diagnosing NAFLD currently in development consists of quantitated liver fat fraction data.
2 2020 addressable systems comprised of cart-based, non-prenatal ultrasounds, a subset of estimated 1M installed global systems, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4.5% CAGR. Estimated market size assumes a $50,000 unit price.
3 See page 6 of this presentation for calculation of estimated addressable market for NAFLD-NASH diagnostic tool.

## PAGE 9

1 IP Asset: filed, issued and licensed patents and pending patent applications

## PAGE 11

1 ENDRA global estimate derived from Association of American Medical Colleges, AMA, Euro Stats: 2015 and other sources
2 ENDRA global estimate derived from Diagnostic Ultrasound Imaging Global Analysis & Market Forecasts, GlobalData, 2014